UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2021

3D SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34220	95-4431352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Three D Systems Circle

Rock Hill, South Carolina 29730

(Address of Principal Executive Offices) (Zip Code)

(803) 326-3900

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DDD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 8.01 below with respect to the issuance of the shares of the Common Stock of 3D Systems Corporation (the “Company”) as part of the consideration with respect to the closing of the Transaction (as defined below) is incorporated into this Item 3.02 by reference.

Item 8.01	Other Events.

On November 1, 2021, 3DS Merger Sub 1, Inc. and 3DS Merger Sub 2, Inc., each wholly-owned subsidiaries of the Company, completed the previously announced merger with Oqton, Inc. (“Oqton”), with an effective time of 12:01 a.m. Eastern Time on November 1, 2021 (the “Transaction”). The name of the surviving corporation is “Oqton, Inc.”

As part of the consideration with respect to the closing of the Transaction, the Company issued 2,552,904 shares of the Company’s Common Stock to certain stockholders of Oqton at an agreed upon issuance price of $29.35 per share of Common Stock, resulting in an aggregate stock consideration value of $74,927,732.40. The shares of Common Stock were issued in transactions exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D promulgated under the Securities Act. The issuance of the shares of the Company’s Common Stock was exempt from registration because the issuance did not involve a public offering and each stockholder of Oqton that received shares of the Company’s Common Stock in the Transaction entered into an accredited investor acknowledgement and lock-up agreement with customary accredited investor and private offering representations, warranties and covenants. The shares of the Company’s Common Stock issued to such stockholders of Oqton in connection with the Transaction are “restricted securities” within the meaning of Rule 144 under the Securities Act and are subject to certain requirements restricting their resale, including certain holding period requirements.

For more information regarding the Transaction, see the Company’s Current Report on Form 8-K, filed on September 9, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3D SYSTEMS CORPORATION

By:	/s/ Andrew M. Johnson
Name:	Andrew M. Johnson
Title:	Executive Vice President, Chief Legal Officer and Secretary

Date: November 1, 2021